Exhibit 10.6


                            AVAILENT FINANACIAL, INC.
                              COMMON STOCK WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

     This certifies that, for good and valuable consideration, receipt of which is hereby acknowledged by Availent Financial, Inc., a Delaware corporation (the "Company"), and subject to the terms and conditions of this Warrant, Broyd, Inc., a Texas corporation ( the "Holder"), is entitled to purchase 2,275,000 shares of the common stock ("Common Stock") of the Company, on or before 5:00 p.m. Texas time, on December 31, 2008 (the "Expiration Date"), at which time this Warrant will expire and become void unless earlier terminated as provided herein. The shares of Common Stock of the Company for which this Warrant is exercisable as adjusted from time to time pursuant to the terms hereof, are hereinafter referred to as the "Shares."

1. EXERCISE PRICE. The initial purchase price for the Shares shall be $0.50 per share. Such price shall be subject to adjustment pursuant to the terms hereof (such price, as adjusted from time to time, is hereinafter referred to as the "Exercise Price").

2.   EXERCISE AND PAYMENT.

     (a) At any time before December 31, 2008, this Warrant may be exercised, in whole or in part, from time to time by the Holder, during the term hereof, by surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed by the Holder to the Company at the principal executive offices of the Company, together with payment in the amount obtained by multiplying the Exercise Price then in effect by the number of Shares thereby purchased, as designated in the Notice of Exercise (the "Exercise Time"). Payment may be in cash or by check payable to the order of the Company.

     (b) Notwithstanding any other provisions of this paragraph 2, the Holder shall have the right, in lieu of exercising this Warrant by payment of cash or by check, to pay all or a portion of the aggregate Exercise Price by making a "cashless exercise," in which case the portion of the aggregate Exercise Price to be so paid shall be paid by reducing the number of shares of Common Stock otherwise issuable pursuant to the Notice of Exercise by an amount equal to (i) the aggregate Exercise Price to be so paid divided by (ii) the Fair Market Value of one share of Common Stock. As used herein, the "Fair Market Value" of one share of Common Stock means:

          (i) if the Common Stock is listed or admitted to trade on a national securities exchange or national market system, the closing price of the Common Stock, as published in the Wall Street Journal or, if there is no trading of the Common Stock on such date, then the closing price on the next preceding date on which there was trading of such shares;

          (ii) if the Common Stock is not listed or admitted to trade on a national securities exchange or national market system, the mean between the bid and asked price for the Common Stock on such date, as furnished by the National Association of Securities Dealers, Inc., through Nasdaq or a similar organization if Nasdaq is no longer reporting such information; or (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange or national market system and if bid and asked price for the Common Stock are not so furnished through Nasdaq or a similar organization, the market value established in good faith by the Company's Board of Directors.

3.   DELIVERY OF STOCK CERTIFICATES.

     (a) Within a reasonable time after exercise (but not exceeding 10 business days), in whole or in part, of this Warrant, the Company shall issue in the name of and deliver to the Holder (or such other name as shall be designated by said Holder), a certificate or certificates for the number of shares of Common Stock which the Holder shall have requested in the Notice of Exercise. If this Warrant is exercised in part, the Company shall deliver to the Holder a new Warrant for the unexercised portion of this Warrant at the time of delivery of such stock certificate or certificates. The Company shall pay all expenses and charges payable in connection with the preparation, execution and delivery of stock certificates (and any new warrant) pursuant to this paragraph 1.

     (b) The Shares purchased upon the exercise of this Warrant shall be deemed to have been issued to the Holder at the Exercise Time, and the Holder shall be deemed for all purposes to have become the record holder of such Shares at the Exercise Time.

     (c) The Company covenants that all shares of Common Stock which may be issued upon the exercise of this Warrant will be duly authorized and validly issued and, upon issuance in accordance with the terms and conditions hereof, fully paid and nonassessable.

4. NO FRACTIONAL SHARES. No fractional shares or script representing fractional shares will be issued upon exercise of this Warrant. If upon any exercise of this Warrant a fraction of a share results, an amount equal to such fraction multiplied by the Fair Market Value of one share of Common Stock shall be paid in cash to the Holder.

5. CHARGES, TAXES AND EXPENSES. The Company shall pay all transfer taxes or other incidental charges, if any, in connection with the transfer of the Shares purchased pursuant to the exercise hereof from the Company to the Holder.

6. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

7. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding weekday which is not a legal holiday.

8. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

     (a) SUBDIVISIONS, COMBINATIONS AND OTHER ISSUANCES. If the Company shall at any time after the date hereof but prior to the expiration of this Warrant subdivide its outstanding securities as to which purchase rights under this Warrant exist, by split-up or otherwise, or combine its outstanding securities as to which purchase rights under this Warrant exist, the number of Shares as to which this Warrant is exercisable as of the date of such subdivision, split-up or combination shall forthwith be proportionately increased in the case of a subdivision, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant as of such date shall remain the same.


     (b) STOCK DIVIDEND; OTHER DISTRIBUTIONS. If at any time after the date hereof the Company declares a dividend or other distribution on Common Stock payable in Common Stock or other securities or rights convertible into Common Stock ("Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon exercise or conversion thereof), then the number of shares of Common Stock for which this Warrant may be exercised shall be increased as of the record date (or the date of such dividend distribution if no record date is set) for determining which holders of Common Stock shall be entitled to receive such dividend, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all such securities convertible into Common Stock) of Common Stock as a result of such dividend, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all the Shares issuable hereunder immediately after the record date (or on the date of such distribution, if applicable), for such dividend shall equal the aggregate amount so payable immediately before such record date (or on the date of such distribution, if applicable).

     (c)  MERGER.

          (i) After (A) a consolidation, merger or reorganization of the Company with or into any other entity or entities or (B) the sale, conveyance or disposition of all or substantially all of the assets of the Company; unless, upon consummation of such event, the holders of the voting securities of the Company prior to such event own, directly or indirectly, more than fifty percent (50%) of the voting power to elect directors of the consolidated or surviving or acquired entity (each a "Change of Control Transaction"), then, the Warrant shall be exercisable for, and the Holder of the Warrant shall be entitled to receive, such number of shares of stock or other securities or property to which such Holder would have been entitled upon such Change of Control Transaction if, as of the record date fixed for determining the holders of shares of Common Stock entitled to receive such consideration, such Holder had been the holder of record of the number of shares of Common Stock for which the Warrant was then exercisable.

          (ii) The Company shall not effect any Change of Control Transaction contemplated by this Section 8(c) unless prior to or simultaneously with the consummation thereof the successor or acquirer, as the case may be, shall assume by written instrument the obligation to deliver to the Holder of the Warrant such shares of stock, securities or other property as, in accordance with this Section 8(c), such Holder is entitled to receive.

     (d) RECLASSIFICATION, ETC. If at any time after the date hereof there shall be a change or reclassification of the securities (other than as provided for in (a)(b) or (c)) as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, then the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares or other securities or property resulting from such change or reclassification, which would have been received by Holder for the shares of stock subject to this Warrant had this Warrant at such time been exercised.

     (e) CERTAIN SALES OF COMMON SHARES. If after the date hereof the Company shall issue or sell any shares of its Common Stock, Options or Convertible Securities for no consideration or for a consideration per share (determined as provided in Section 8(f) below) less than the Exercise Price then in effect, then, concurrently with such issue or sale of such shares of Common Stock, Options or Convertible Securities, the Exercise Price in effect immediately prior thereto shall be reduced to the price determined by multiplying such Exercise Price by a fraction, (i) the numerator of which shall be the number of shares of Common Stock outstanding on a fully diluted basis immediately prior to such issue, plus the number of shares of Common Stock that the aggregate consideration received by the Company for the total number of shares of Common Stock so issued would purchase at such Exercise Price and (ii) the denominator of which shall be the number of shares of Common Stock outstanding on a fully diluted basis immediately prior to such issue plus the number of such shares of Common Stock so issued.

     (f)  COMPUTATION OF CONSIDERATION. For the purposes of this Section 8:

          (i) the consideration for the issue or sale of any shares of Common Stock shall, irrespective of the accounting treatment of such consideration,

               (x) insofar as it consists of cash, be computed at the gross amount of cash received by the Company, without deducting any expenses paid or incurred by the Company or any commission or compensation paid or concessions or discounts allowed to underwriters, dealers or others performing similar services in connection with such issue or sale;

               (y) insofar as it consists of property (including securities) other than cash, be computed at the fair market value thereof at the time of such issue or sale, as determined in good faith by the Board of Directors of the Company; and

               (z) in case shares of Common Stock are issued or sold together with other stock or securities or other assets of the Company for consideration that covers both, be the portion of such consideration so received, computed as provided in clauses (x) and (y) above, allocable to such shares of Common Stock, all as determined in good faith by the Board of Directors of the Company;

          (ii) shares of Common Stock deemed to have been issued pursuant to
               Section 8(e) relating to Options and Convertible Securities, shall be deemed to have been issued for a consideration per share determined by dividing

               (x) the total amount, if any, received and receivable by the Company as consideration for the issue, sale, grant or assumption of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities, or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, in each case computing such consideration as provided in the foregoing subsection (i), by

               (y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exchange of such Options or the conversion or exchange of such Convertible Securities.

     (g) For the purposes of this Section 8, unless the context otherwise requires, the following terms shall have the following meanings:

          (i) "Convertible Securities" means any evidence of indebtedness, shares of stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Common Stock.

          (ii) "Options" means any rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

9. NOTICE OF ADJUSTMENTS; NOTICES. Whenever the Exercise Price or number of Shares purchasable hereunder shall be adjusted pursuant to Section 8 hereof, the Company shall execute and deliver to the Holder a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the Holder.

10. SHARES TO BE FULLY PAID; RESERVATION OF SHARES. The Company covenants and agrees that all Shares will be duly authorized and validly issued and, upon issuance in accordance with the terms and conditions hereof, will be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. Without limiting the generality of the foregoing, the Company covenants and agrees that it will from time to time take all such action as may be requisite to assure that the par value per Share is at all times equal to or less than the Exercise Price then in effect. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant and any other Warrants.

11.  REGISTRATION RIGHTS.

     (a) As used in this Agreement, the following terms shall have the following respective meanings:

          (ii) "Holders" means any Holder holding Registrable Securities and any other person or entity holding Registrable Securities to whom the registration rights granted in this Warrant have been transferred pursuant to the terms hereof;

          (ii) The terms "register", "registered", and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement.

         (iii) "Registrable Securities" means Shares of Common Stock issuable upon exercise of the Warrant or issued or issuable pursuant to any stock split, stock dividend, recapitalization or like transaction with respect to such shares.

          (iv) "SEC" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          (v) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     (b) If at any time the Company determines or is requested or receives a demand (pursuant to an agreement binding on the Company) from any person or entity to register under the Securities Act for sale to the public any of the Company's securities on a form that also would permit the registration under the Securities Act for sale to the public of any Registrable Securities, it will give written notice to the holder(s) of the Warrants or Shares. Upon written request of the holder(s) of the Warrant or Shares, the Company shall use its best efforts to cause the Shares requested by the holder(s) thereof (but in no event an amount greater than 1,137,500 (subject to adjustment for any stock split, stock dividend, recapitalization or like transaction with respect to such shares) to be included in the securities to be covered by the registration statement proposed to be filed by the Company. The number of Shares to be included in such an offering may be reduced if and to the extent that the managing underwriter, if any, shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein. All reasonable expenses incurred in connection with all registrations under this Warrant and the "blue sky" qualifications, including, without limitation, all registration and qualification fees, printers' and accounting fees and fees and disbursements of counsel for the Company, shall be borne by the Company. Any fees and disbursements of counsel for Holder shall be the responsibility of Holder.

     (c) The registration rights of any Holder (and of any permitted transferee of any Holder or such Holder's permitted transferees) under this Agreement with respect to any Registrable Securities may be transferred to any transferee who acquires (otherwise than in a registered public offering) such Registrable Securities in compliance with the terms of this Warrant.

     (d) To the extent permitted by law, the Company will indemnify and hold harmless each of the participating Holders, each underwriter that participates in such registration and each person, if any, who controls any participating Holder or any such underwriter and each director, officer, agent, partner or shareholder of any participating Holder and each such underwriter or control person (collectively, the "Participating Holder Indemnitees") against any losses, claims, damages or liabilities, joint or several, to which any Participating Holder Indemnitee becomes subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement, including, without limitation, any prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or arise out of any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and will reimburse each Participating Holder Indemnitee for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action.

     (e)  This Section 11 shall survive the termination of this Warrant.

12.  CERTAIN AGREEMENTS OF THE COMPANY. The Company covenants and agrees that:

     (a) Certain Actions Prohibited. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of any Warrant in order to protect the exercise privilege of the holders of the Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant.

     (b) Issuance of Warrant Securities. If the issuance of any Shares required to be reserved for purposes of exercise of this Warrant is required to be registered with or approved by any federal governmental authority under any federal or state law (other than any registration under the Securities Act or state securities laws), before such shares may be issued upon exercise of this Warrant, the Company will, at its expense, use its best efforts to cause such shares to be so registered or approved, at such time, so that such shares may be issued in accordance with the terms hereof.

13. RIGHTS AS SHAREHOLDER. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights as a shareholder of the Company with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, or be notified of shareholder meetings, and the Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each Holder of this Warrant, at least thirty (30) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

14. RESTRICTED SECURITIES. The Holder understands that this Warrant and the Shares purchasable hereunder constitute "restricted securities" under the federal securities laws inasmuch as they are, or will be, acquired from the Company in transactions not involving a public offering and accordingly may not, under such laws and applicable regulations, be resold or transferred without registration under the Securities Act of 1933, as amended (the "1933 Act") or an applicable exemption from such registration. In this connection, the Holder acknowledges that Rule 144 of the SEC is not now, and may not in the future be, available for resale of the Warrant and the Shares purchasable hereunder. The Holder further acknowledges that a restrictive legend shall be placed on any Shares issued to the Holder upon exercise of this Warrant.

15. CERTIFICATION OF INVESTMENT PURPOSE. Unless a current registration statement under the 1933 Act shall be in effect with respect to the securities to be issued upon exercise of this Warrant, the Holder covenants and agrees that, at the time of exercise hereof, it will deliver to the Company a written certification executed by the Holder that the securities acquired by him upon exercise hereof are for the account of such Holder and acquired for investment purposes only and that such securities are not acquired with a view to, or for sale in connection with, any distribution thereof.

16.  TRANSFERABILITY.

     (a) GENERAL. This Warrant shall be transferable only on the books of the Company maintained at its principal office in Dallas, Texas or wherever its principal office may then be located, upon delivery thereof duly endorsed by the Holder or by its duly authorized attorney or representative, accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration of transfer, the Company shall execute and deliver new Warrants to the person entitled thereto.

     (b) LIMITATIONS ON TRANSFER. This Warrant shall not be sold, transferred, assigned or hypothecated by the Holder except to (i) one or more persons, each of whom on the date of transfer is an shareholder, director or officer of the Holder; (ii) a general partnership or general partnerships, the general partners of which are the Holder and one or more persons, each of whom on the date of transfer is an officer of the Holder; (iii) a successor to the Holder in any merger or consolidation; (iv) a purchaser of all or substantially all of the Holder's assets; or (v) any person receiving this Warrant from one or more of the persons listed in this Section 16(b) at such person's or persons' death pursuant to will, trust or the laws of intestate succession. This Warrant may be divided or combined, upon request to the Company by the Holder, into a certificate or certificates representing the right to purchase the same aggregate number of Shares.

17.  MISCELLANEOUS.

     (a) CONSTRUCTION. Unless the context indicates otherwise, the term "Holder" shall include any transferee or transferees of this Warrant pursuant to Section 16(b), and the term "Warrant" shall include any and all warrants outstanding pursuant to this Agreement, including those evidenced by a certificate or certificates issued upon division, exchange, substitution or transfer pursuant to Section 16(b).

     (b) RESTRICTIONS. By receipt of this Warrant, the Holder makes the same representations with respect to the acquisition of this Warrant as the Holder is required to make upon the exercise of this Warrant and acquisition of the Shares purchasable hereunder as set forth in the Form of Investment Letter attached as Exhibit A to the Notice of Exercise attached hereto.

     (c) NOTICES. Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or three (3) days following deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified (or one (1) day following timely deposit with a reputable overnight courier with next day delivery instructions), or upon confirmation of receipt by the sender of any notice by facsimile transmission, at the address indicated below or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

          To Holder:   Broyd, Inc.
                       141905 Southwest Freeway
                       Sugar Land, Texas 77478
                       Attention: Thomas P. Boyd

          and to       Locke Liddell & Sapp LLP
                       3400 JPMorgan Chase Tower
                       600 Travis
                       Houston, Texas 77002
                       Attention: Joseph A. Perillo

          To Company:  Availent Financial, Inc.
                       2720 Stemmons Freeway
                       Suite 600
                       Dallas, Texas 75207
                       Attention: President

     (d) GOVERNING LAW. This Warrant shall be governed by and construed under the laws of the state of Texas as applied to agreements among Texas residents entered into and to be performed entirely within Texas.

     (e) ENTIRE AGREEMENT. This Warrant, the exhibits and schedules hereto, and the documents referred to herein, constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements and understandings, whether oral or written, between the parties hereto with respect to the subject matter hereof.

     (f) BINDING EFFECT. This Warrant and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon the Company and its successors and assigns, and Holder and its successors and assigns.

     (g) WAIVER; CONSENT. This Warrant may not be changed, amended, terminated, augmented, rescinded or discharged (other than by performance), in whole or in part, except by a writing executed by the parties hereto, and no waiver of any of the provisions or conditions of this Warrant or any of the rights of a party hereto shall be effective or binding unless such waiver shall be in writing and signed by the party claimed to have given or consented thereto.

     (h) SEVERABILITY. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and the balance shall be enforceable in accordance with its terms.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                           [SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the 31st day of December, 2003.



                                     Availent Financial, Inc.


                                     By: /s/ Patrick A. McGeeney
                                         ----------------------------------
                                             Patrick A. McGeeney, President



                                     BROYD, Inc.


                                     By: /s/ Thomas P. Boyd
                                         ----------------------------------
                                             President

                               NOTICE OF EXERCISE


To:  AVAILENT FINANCIAL, INC.


     The undersigned hereby elects to purchase _____________ shares of common stock ("Stock") of Availent Financial, Inc., a Delaware corporation (the "Company"), pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price pursuant to the terms of the Warrant.

     Attached as Exhibit A is an investment representation letter addressed to the Company and executed by the undersigned as required by Section 15 of the Warrant.

     Please issue certificates representing the shares of Stock purchased hereunder in the names and in the denominations indicated on Exhibit A attached hereto.

     Please issue a new Warrant for the unexercised portion of the attached Warrant, if any, in the name of the undersigned.


Dated:


                                       Name: _________________________

                                    EXHIBIT A



To:  AVAILENT FINANCIAL, INC.


     In connection with the purchase by the undersigned of ___________ shares of the Common Stock (the "Stock") of Availent Financial, Inc., a Delaware corporation (the "Company"), upon exercise of that certain Warrant dated as of December 31, 2003, the undersigned hereby represents and warrants as follows:

     The shares of Stock to be received by the undersigned upon exercise of the Warrant are being acquired for its own account, not as a nominee or agent, and not with a view to resale or distribution of any part thereof, and the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same. The undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to the Stock. The undersigned believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Stock.

     The undersigned understands that the shares of Stock are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in transactions not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances. In this connection, the undersigned represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

     Without in any way limiting the representations set forth above, the undersigned agrees not to make any disposition of all or any portion of the Stock unless and until there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement, or if requested and at the Company's sole cost and expense, the undersigned shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition is exempt from the registration and prospectus delivery requirements under the Act. The Company will not require an opinion of counsel for sales made pursuant to Rule 144 except in unusual circumstances.

     The undersigned understands the instruments evidencing the Stock may bear the following legend: "THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."


Dated: _________________               Name: ____________________________